UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒                                                Filed by a party other than the Registrant ☐

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

NortonLifeLock Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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EXPLANATORY NOTE

This Schedule 14A filing relates to the proposed combination of Avast PLC, a company incorporated in England and Wales (“Avast”) with NortonLifeLock Inc., a Delaware corporation (the “Company”) in the form of a recommended offer by Nitro Bidco Limited (“Bidco”), a company incorporated in England and Wales and a wholly-owned subsidiary of the Company, for the entire issued and to be issued ordinary share capital of Avast (the “Merger”).

The following communications were distributed by the Company on August 10, 2021 and are filed herewith:

•	Investor presentation of the Company and Avast, dated August 10, 2021
•	Social media posts
•	Transcript of joint CEO video for employees of the Company and Avast

Combining Avast and NortonLifeLock to Lead the Transformation of Consumer Cyber Safety + AUGUST 10, 2021 Copyright © 2021 NortonLifeLock + Avast. All rights reserved.

Forward-Looking Statements

This presentation contains certain forward-looking statements with respect to NortonLifeLock and Avast. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as "anticipate", "target", "expect", "estimate", "intend", "plan", "goal", "believe", "aim", "will", "may", "would", "could" or "should" or other words of similar meaning or the negative thereof, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include statements relating to the following: (i) future capital expenditures, expenses, revenues, economic performance, financial conditions, dividend policy, losses and future prospects, (ii) business and management strategies and the expansion and growth of the operations of NortonLifeLock or Avast, (iii) the effects of government regulation on the business of NortonLifeLock or Avast, and (iv) the time frame and the expected benefits of the proposed combination to NortonLifeLock, Avast, and their respective customers, stockholders and investors, including expected growth, earnings accretion and cost savings. There are many factors which could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the possibility that the proposed combination will not be completed on a timely basis or at all, whether due to the failure to satisfy the conditions of the proposed combination (including approvals or clearances from regulatory and other agencies and bodies) or otherwise, general business and economic conditions globally, industry trends, competition, changes in government and other regulation, changes in political and economic stability, disruptions in business operations due to reorganization activities, interest rate and currency fluctuations, the inability of the combined entity to realize successfully any anticipated synergy benefits when (and if) the proposed combination is implemented, the inability of the combined entity to integrate successfully NortonLifeLock's and Avast's operations when (and if) the proposed combination is implemented, fluctuations and volatility in NortonLifeLock's stock price, the ability of NortonLifeLock to successfully execute strategic plans, the ability of NortonLifeLock to maintain customer and partner relationships, the timing and market acceptance of new product releases and upgrades, matters arising out of the ongoing U.S. Securities and Exchange Commission (the "SEC") investigation and the combined entity incurring and/or experiencing unanticipated costs and/or delays or difficulties relating to the proposed combination when (and if) it is implemented. Additional information concerning these and other risk factors is contained in the Risk Factors sections of NortonLifeLock's most recent reports on Form 10-K and Form 10-Q, the contents of which are not incorporated by reference into, nor do they form part of, this presentation.

These forward-looking statements are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks, as well as uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this presentation may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this presentation are therefore cautioned not to place undue reliance on these forward-looking statements, which speak only as at the date of this presentation. All subsequent oral or written forward-looking statements attributable to NortonLifeLock or Avast or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. Neither of NortonLifeLock or Avast undertakes any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law, regulation or stock exchange rules.

Additional important information is provided at the end of the presentation.

Copyright © 2021 NortonLifeLock + Avast. All rights reserved.
2

Bringing Avast + NortonLifeLock Together

Transaction Summary

avast + NortonLifeLock

Transaction Structure

- Mixed cash and stock merger, with alternative consideration elections available to Avast shareholders
- Values Avast at Equity Value of $8.1B - $8.6B[1] and Enterprise Value of $8.6B - $9.2B[2] depending on Avast shareholders' elections
- Avast shareholders to own between 14% and 26% of combined company, depending on Avast shareholders' elections
- Irrevocables from Avast Directors, including Founders, representing ~36% of Avast's share capital, to elect the Majority Stock Option

Combined Company

- Combined company expands to over 500 million users globally and ~$3.5 billion in revenue
- Combined company to determine new corporate name to reflect its strategic vision and broad global prospects
- Dual headquarters in Prague, Czech Republic and Tempe, Arizona, USA, reflecting global strength of combined company
- Vincent Pilette as CEO, Ondrej Vlcek (Avast CEO) as President, Natalie Derse as CFO

Approvals & Timing

- Unanimously approved and recommended by NortonLifeLock and Avast Boards of Directors
- Transaction subject to approval of NortonLifeLock and Avast shareholders
- Expected close in mid-CY2022, subject to regulatory approvals and other customary closing conditions

1 Based on NortonLifeLock's closing share price of $27.20 per share as of July 13, 2021, being the last business day prior to commencement of the offer period following the leak on July 14, 2021
2 Avast balance sheet data as of June 30, 2021 converted using June 30, 2021 USD:GBP exchange rate of 1.3851

Copyright © 2021 NortonLifeLock + Avast. All rights reserved.
3

Avast + NortonLifeLock

Transaction Details

- Election feature which provides Avast shareholders with the option to choose Majority Stock Option or Majority Cash Option
- **Majority Stock Option** gives Avast shareholders the ability to participate in the upside and long-term value creation resulting from the combination
- **Majority Cash Option** delivers significant cash proceeds at a 20.7% share price premium[1] to Avast shareholders who desire immediate liquidity
- Avast Directors, including Founders, representing ~36% of Avast outstanding shares have irrevocably undertaken to support the transaction and elect the Majority Stock Option[2]
- Avast and NortonLifeLock shareholders will be entitled to receive ordinary course dividends until completion with no adjustment to the offer price
- Depending on Avast shareholders' elections, NortonLifeLock intends to implement a share buyback program over time post-close to optimize capital structure



Avast Shareholders can elect either:

Majority Stock Option		Majority Cash Option
$2.37 in cash + 0.1937 of NortonLifeLock stock	OR	$7.61 in cash + 0.0302 of NortonLifeLock stock
~ 31% cash / 69% stock		~ 90% cash / 10% stock
Representing 551.1 pence per Avast Share[3]		Representing 608.4 pence per Avast Share[3]

1 Based on Avast's closing share price of 504.2 pence as of the unaffected date, July 14, 2021 and NortonLifeLock's closing share price of $27.20 per share as of July 13, 2021, the last respective business days prior to commencement of the offer period following the leak on July 14, 2021, and a USD:GBP exchange rate of 1.38595 as of August 9, 2021

2 Together with the Directors' trusts, ~37% of Avast outstanding shares, have irrevocably agreed to support the transaction

3 Based on NortonLifeLock's closing share price of $27.20 per share as of July 13, 2021, being the last business day prior to commencement of the offer period following the leak on July 14, 2021, and a USD:GBP exchange rate of 1.38595 as of August 9, 2021

Copyright © 2021 NortonLifeLock + Avast. All rights reserved.

4

Avast + NortonLifeLock

Generating Significant Shareholder Value

- Subject to elections made by Avast shareholders, the range of possible transaction outcomes are bound by two bookends
- Avast Directors, including Founders, representing ~36% of Avast shares outstanding, elect the Majority Stock Option as per the irrevocable undertakings
- **Majority Stock Bookend**
  - 100% of shareholders elect the Majority Stock Option
- **Majority Cash Bookend**
  - Avast Directors, including Founders, representing ~36% of Avast shares outstanding, elect the Majority Stock Option
  - Remaining ~64% of shareholders elect Majority Cash Option
- Depending on Avast shareholders' elections, NortonLifeLock intends to implement a share buyback program over time post-close, subject to market conditions and other capital requirements avast + NortonLifeLock

Bookends of Aggregate Transaction Values

Majority Stock Bookend	Majority Cash Bookend
$2.5B in Cash + $5.6B in Stock Implied Equity Value of **$8.1B / £5.8B**[1] Implied Enterprise Value of **$8.6B / £6.2B**[2]	$6.1B in Cash + $2.5B in Stock Implied Equity Value of **$8.6B / £6.2B**[1] Implied Enterprise Value of **$9.2B / £6.6B**[2]
74% Ownership by NLOK Shareholders	86% Ownership by NLOK Shareholders
Increase share buyback program by up to ~$3B to optimize capital structure[3]	No expanded share buyback

Double-digit Accretive to NortonLifeLock's EPS Within the First Full Year Following Completion[4]

Significant Long-Term Value Creation

1 Based on NortonLifeLock's closing share price of $27.20 per share as of July 13, 2021, being the last business day prior to commencement of the offer period following the leak on 14 July 2021, and a USD:GBP exchange rate of 1.38595 as of August 9, 2021
2 Avast balance sheet data as of June 30, 2021 converted using June 30, 2021 USD:GBP exchange rate of 1.3851
3 Results in a total share buyback program of ~$4.8B
4 Following completion of the merger, including expected cost synergies and taking into account the potential incremental share buyback program, if implemented, but excluding one-off restructuring and integration costs

Copyright © 2021 NortonLifeLock + Avast. All rights reserved.
5

Brought Together with a Common Vision
NortonLifeLock's Vision
is to protect and empower people to live their digital lives safely
Avast's Vision
is empowering digital citizens for safer online experiences
Empowering Digital Freedom for Everyone
Copyright © 2021 NortonLifeLock + Avast. All rights

avast + NortonLifeLock



Compelling Strategic & Financial Rationale

1. **Accelerates our transformation** of consumer Cyber Safety with over 500 million users
2. Combines Avast's strength in privacy and NortonLifeLock's strength in identity, creating a **broad and complementary product portfolio**, beyond core security and towards adjacent trust-based solutions
3. **Strengthens geographic diversification** and expands into the SOHO/VSB segments
4. Unlocks **significant value creation** through ~$280 million of annual gross cost synergies[1], providing additional upside potential from new reinvestment capacity for **innovation and growth**
5. Brings together two strong and highly experienced **consumer-focused** management teams

Enhanced Financial Profile to Drive Double Digit EPS Accretion Within the First Full Year[2] and Double Digit Revenue Growth in the Long Term



1 Synergies presented pre-tax, excluding one-off restructuring and integration costs and potential reinvestment
2 Following completion of the merger, including expected cost synergies and taking into account the potential incremental share buyback program, if implemented, but excluding one-off restructuring and integration costs
Note: This statement includes a quantified financial benefits statement made by the NortonLifeLock Directors which has been reported on for the purposes of the City Code. See slides 24 and 25 for further details

Copyright © 2021 NortonLifeLock + Avast. All rights reserved.

7

Copyright © 2021 NortonLifeLock + Avast. All rights reserved. Cyber Safety still significantly underpenetrated CORE CYBER SAFETY & ADJACENT TRUST - BASED SOLUTIONS Source: IDC, Gartner, Javelin Strategy & Research, GlobalInfoResearch, Maia Research, Statista, public company filings, Norto nLi feLock Estimates Connected Home $ 1 6 B+ 5 - 10% CAGR 2020 $ 13 B+ 2023 Additional $ 1 0 B+ 10 - 15% CAGR global internet users 5 billion Penetrated for Cyber Safety Paid Subscribers < 5% Avast + NortonLifeLock Large and Growing TAM Opportunity 8

Avast + NortonLifeLock

The Problem: Cyber Criminality

More Activities | **Expanded Reach** | **Dark Economy Re-Sell Market**

- Increase in threats and attacks, which have become extremely sophisticated
- More targeted, more complex and faster
- Identity records and confidential personal information sold in underground markets
- A $6 trillion problem, touching many elements of our modern society
- People's dependence on technology has only increased, fueled by an increasingly digital and connected world

Source: $6 trillion cybercrime, Cybersecurity Ventures, Cybercrime magazine November 2020. Represents dollars lost due to cybercrime activities

Copyright © 2021 NortonLifeLock + Avast. All rights reserved.
9

Avast + NortonLifeLock

A Differentiated Approach

Scale and Visibility ● Geographically Distributed Cloud Data Platform ● Advanced AI-based Automation

GIGA-SCALE ENDPOINT VISIBILITY
Visibility on threat and behavioral trajectories across 500 million+ endpoints and networks

AUTONOMOUS DEFENSE
Automation of the detection pipeline by leveraging modern, featureless, explainable AI

Technology-Based Solution

NEXT-GEN INSIGHT
AI-based enrichment and best-in-class analytics of multi-factor, large-scale behavior data in real-time

PERSONALIZED PROTECTION
AI-powered creation of safe environment that matches the security, privacy and identity needs of individual users

Copyright © 2021 NortonLifeLock + Avast. All rights reserved.
10

Avast + NortonLifeLock

Comprehensive Offering in Consumer Cyber Safety



Security
Performance & Utility
Device Security
Connected Home
Identity Protection
Restoration & Insurance
Family Safety
Privacy & Access
Identity
Privacy
INDIVIDUALS & FAMILIES
Adjacent Trust-Based Solutions

Copyright © 2021 NortonLifeLock + Avast. All rights reserved.

11

Avast + NortonLifeLock

Combined **Customer** Universe

5 billion
Global Internet Users

Avast + NortonLifeLock

TOTAL USERS — **500M+** TOTAL USERS

DIRECT CUSTOMERS — **~40M** DIRECT CUSTOMERS

Copyright © 2021 NortonLifeLock + Avast. All rights reserved.
12

Avast + NortonLifeLock

Significant Cost Synergies Opportunity

~$280 Million

annual gross cost synergies[1]

Represents ~15% - 20% of combined spend
(adjusted cost of sales + opex)

Expected to incur one-off costs of ~$280M to achieve synergies

Provides new reinvestment capacity for innovation, partnerships and marketing

		% of Gross Cost Synergies
Organization	• Adoption of shared best practices • Reduction of duplicate roles • <4,000 employees post-integration	~50%
Systems & Infrastructure	• Common data & security platform • Integration of systems • Shared tech & analytics infrastructure	~25%
Contracts & Shared Services	• Site rationalization • Procurement and vendor consolidation • Spend de-duplication	~25%

Estimated phasing of gross cost synergies[1]:

On run-rate basis ~60% achieved by end of year 1 and 100% achieved by end of year 2

On reported basis ~$75M of cost savings realized in year 1, ~$245M in year 2, full ~$280M in year 3+

Commitment to: Innovation ● Comprehensive Portfolio (Free & Paid) ● Data Privacy ● Transparency

1 Following completion of the Merger. Synergies presented pre-tax, excluding one-off restructuring and integration costs and potential reinvestment

Note: This statement includes a quantified financial benefits statement made by the NortonLifeLock Directors which has been reported on for the purposes of the City Code. See slides 24 and 25 for further details

Copyright © 2021 NortonLifeLock + Avast. All rights reserved.

13

Avast + NortonLifeLock

Solidifying our foundation for driving double-digit revenue growth in the long-term

Broader Global Reach	Cross-Sell Enhanced Products & Solutions	Enhance Customer Experience & Retention	New & Diversified Sales Channels	Expand into Adjacent Trust-Based Solutions
Larger global user base & geographic footprint	Improves core security & strengthens privacy & identity	Localized experiences & customer service differentiation	Scales freemium, addresses SOHO/VSB segments & expands partnerships	Drive innovation & enter new markets supported by strong balance sheet & new reinvestment capacity

Further Upside: Return from new reinvestment capacity for innovation and growth

Copyright © 2021 NortonLifeLock + Avast. All rights reserved.

14

Avast + NortonLifeLock

Reaffirming Long-Term Objective of ~$3 EPS

From NortonLifeLock's Investor Day in May 2021


Bridge to Double EPS:
Non-GAAP EPS
$1.44
FY21
Business Growth & Productivity
Reinvestment
Acquisition & Buyback
~$3
3-5 yrs
"M&A is an accelerator"

Combined Company Profile

Based on latest reported full year results[1]

- Approximately 40 million direct customers
- Approximately $3.5 billion of combined revenue
- 52% blended operating margin[2] (pre-synergies)

Enhanced Growth Prospects Supported by Operating Levers and Cash Flow

- High single digit top-line growth, driving double digit revenue growth in the long term
- Approximately $280 million in annual gross cost synergies[3], enabling new reinvestment capacity for innovation and growth
- Approximately $1.5 billion of annual free cash flow[4] (pre-synergies) and growing

1 Based on the year ended April 2, 2021 for NortonLifeLock and December 31, 2020 for Avast
2 Operating margin excluding stranded costs
3 Synergies presented pre-tax, excluding one-off restructuring and integration costs and potential reinvestment
4 Based on latest reported full year results, for the year ended April 2, 2021 for NortonLifeLock and December 31, 2020 for Avast, and excluding stranded costs

Copyright © 2021 NortonLifeLock + Avast. All rights reserved.
15

Avast + NortonLifeLock

Transaction Financing

- Transaction expected to be financed with cash and $5.35B of new permanent debt facilities
- Fully committed financing facility is comprised of a Term Loan A and Term Loan B at a blended rate of ~2%
- Other existing indebtedness of NortonLifeLock with upcoming maturities to be refinanced pre-closing
- Revolving credit facility upsized to $1.5B and expected to be undrawn at close
- Targeting post close net leverage of ~3.5x
- Depending on Avast shareholders' elections, an incremental share buyback of up to ~$3B to optimize capital structure
- Strong free cash flow drives rapid de-leveraging, supporting our long-term capital allocation strategy to operate at ~2-3x net leverage

Copyright © 2021 NortonLifeLock + Avast. All rights reserved.
16

Avast + NortonLifeLock Long - term Capital Allocation ~$ 1.5B Annual Free Cash Flow (Pre - Synergies) 1 Growing in - line with the business • Return 100% of FCF (excl. M&A) over the long - term • Maintain current quarterly dividend of $0.125 per share • Increasing current share repurchase program of ~ $1.8B to up to ~$4.8B depending on Avast shareholders’ elections Operate at ~2 - 3x Net Leverage Growth - Focused Capital Deployment Maximize Value to Shareholders LONG - TERM CAPITAL ALLOCATION Regular Dividend of $0.50 / share (annually) Acquisitions Share Buyback Growth - Focused ● Strong Cash Flow Generation ● Resilient Balance Sheet 1 Based on latest reported full year results, for the year ended April 2, 2021 for NortonLifeLock and December 31, 2020 for Avast, and excluding stranded costs Copyright © 2021 NortonLifeLock + Avast. All rights reserved. 17

Copyright © 2021 NortonLifeLock + Avast. All rights reserved. Avast + NortonLifeLock Committed to Corporate Responsibility Sources: Company information Copyright © 2021 NortonLifeLock + Avast. All rights reserved. 18

Copyright © 2021 NortonLifeLock + Avast. All rights reserved. 19 Shared vision to empower digital freedom for everyone Values and innovation - driven team Professional and personal growth opportunities Avast + NortonLifeLock What Employees Can Expect Copyright © 2021 NortonLifeLock + Avast. All rights reserved.

Copyright © 2021 NortonLifeLock + Avast. All rights reserved. Empowering Digital Freedom for Everyone + Copyright © 2021 NortonLifeLock + Avast. All rights reserved. 20

Legal Disclaimers

No Offer or Solicitation

This presentation is for information purposes only and is not intended to and does not constitute, or form any part of, an offer to sell or the solicitation of an offer to subscribe for or an invitation to subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed combination or otherwise, nor shall there be any sale, issuance, subscription or transfer of securities in any jurisdiction in contravention of applicable law or regulation. In particular, this presentation is not an offer of securities for sale in the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued in the transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. The transaction will be made solely by means of the scheme document to be published by Avast in due course, or (if applicable) pursuant to an offer document to be published by NortonLifeLock, which (as applicable) would contain the full terms and conditions of the transaction. Any decision in respect of, or other response to, the transaction, should be made only on the basis of the information contained in such document(s). As explained below, if NortonLifeLock ultimately seeks to implement the transaction by way of a takeover offer, that offer will be made in compliance with applicable US laws and regulations.

This presentation does not constitute a prospectus or a prospectus exempted document.

Important Additional Information Will Be Filed with the SEC

In connection with the proposed combination, NortonLifeLock is expected to file the NortonLifeLock Proxy Statement. BEFORE MAKING ANY VOTING DECISION, NORTONLIFELOCK'S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE SCHEME DOCUMENT (OR, IF APPLICABLE, THE OFFER DOCUMENT), AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE PROPOSED COMBINATION. NortonLifeLock's shareholders and investors will be able to obtain, without charge, a copy of the NortonLifeLock Proxy Statement as well as the scheme document (or, if applicable, the offer document), and other relevant documents filed with the SEC (when available) from the SEC's website at http://www.sec.gov. NortonLifeLock's shareholders and investors will also be able to obtain, without charge, a copy of the NortonLifeLock Proxy Statement, including the scheme document (or, if applicable, the offer document), and other relevant documents (when available) by directing a written request to NortonLifeLock, 60 E. Rio Salado Parkway Suite 1000, Tempe, AZ (Attention: Investor Relations), or from NortonLifeLock's website at https://investor.nortonlifelock.com.

Participants in the Solicitation

NortonLifeLock and certain of its directors and executive officers and employees may be considered participants in the solicitation of proxies from the stockholders of NortonLifeLock in respect of the transactions contemplated by the scheme document and/or offer document. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of NortonLifeLock in connection with the proposed combination, including a description of their direct or indirect interests, by security holdings or otherwise, will be set out in the NortonLifeLock Proxy Statement when it is filed with the SEC. Information regarding NortonLifeLock's directors and executive officers is contained in NortonLifeLock's Annual Report on Form 10-K for the fiscal year ended 2 April 2021 filed with the SEC.

Copyright © 2021 NortonLifeLock + Avast. All rights reserved.

21

Legal Disclaimers (cont'd)

Overseas Shareholders

The materials herein contain information in respect of the transaction. Viewing this information may be unlawful if you are resident or located in any jurisdiction where to do so would constitute a violation of the relevant laws and regulations or would result in a requirement to comply with any governmental or other consent or any registration, filing or other formality which NortonLifeLock regards as unduly onerous (each, a "Restricted Jurisdiction"). In certain jurisdictions, including Restricted Jurisdictions, only certain categories of persons may be allowed to view such materials. All persons resident or located outside the United Kingdom who wish to view these materials must first satisfy themselves that they are not subject to any local requirements that prohibit or restrict them from doing so and should inform themselves of, and observe, any legal or regulatory requirements applicable in their jurisdiction. It is your responsibility to satisfy yourself as to the full observance of any relevant laws and regulatory requirements.

Copies of this presentation and any formal documentation relating to the proposed combination are not being, and must not be, directly or indirectly, mailed, transmitted, or otherwise forwarded, distributed or sent in, whole or in part, into or from any Restricted Jurisdiction, including any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, and persons receiving such documents (including, without limitation, custodians, nominees and trustees) should observe these restrictions and must not mail, transmit, otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction. Doing so may render invalid any related purported vote in respect of acceptance of the proposed combination. Neither NortonLifeLock, nor any of its members, directors, officers, employees, advisers, agents, affiliates or representatives, assumes any responsibility for any violation by any person of any of these restrictions.

Further details in relation to Avast Shareholders in overseas jurisdictions will be contained in the scheme document and/or offer document.

Notice to U.S. Investors in Avast

The transaction relates to the acquisition of the securities of an English company, and is expected to be implemented pursuant to a scheme of arrangement under English law. A transaction implemented by means of a scheme of arrangement is not subject to the tender offer rules of the U.S. Exchange Act of 1934, as amended. Accordingly, the transaction is subject to disclosure requirements and practices applicable in the UK to schemes of arrangement which differ from the disclosure and procedural requirements of US tender offer rules. Any financial information included in this presentation may have been prepared in accordance with accounting standards applicable in the United Kingdom and thus may not be comparable to financial information of US companies or companies whose financial statements are prepared in accordance with generally accepted accounting principles in the United States. If NortonLifeLock exercises its right in the future to implement the transaction by way of a takeover offer, that offer will be made in compliance with applicable US laws and regulations.

It may be difficult for US holders of the Avast shares to enforce their rights and claims arising out of the US federal securities laws, since Avast is located in a country other than the United States, and some or all of its officers and directors are residents of a country other than the United States. US holders of Avast's shares may not be able to sue a non-US company or its officers or directors in a non-US court for violations of the US securities laws. Further, it may be difficult to compel a non-US company and its affiliates to subject themselves to a US court's judgement.

Copyright © 2021 NortonLifeLock + Avast. All rights reserved.
22

Legal Disclaimers (cont'd)

avast

NortonLifeLock

Use of Non-GAAP Financial Information

We use the non-GAAP measures of operating margin and earnings per share, which are adjusted from results based on U.S. GAAP and exclude certain expenses, gains and losses. We also provide the non-GAAP metric of free cash flow, which is defined as cash flows from operating activities less purchases of property and equipment. These non-GAAP financial measures are provided to enhance the user's understanding of our past financial performance and our prospects for the future. Our management team uses these non-GAAP financial measures in assessing NortonLifeLock's performance, as well as in planning and forecasting future periods. These non-GAAP financial measures are not computed according to U.S. GAAP and the methods we use to compute them may differ from the methods used by other companies. Non-GAAP financial measures are supplemental, should not be considered a substitute for financial information presented in accordance with U.S. GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP.

Readers are encouraged to review the reconciliation of our non-GAAP financial measure earnings per share to the comparable U.S. GAAP results, which is attached to our quarterly earnings release and which can be found, along with other financial information, on the investor relations page of our website at Investor.NortonLifeLock.com. We are unable to provide a reconciliation of forward-looking non-GAAP financial measures to the most comparable U.S. GAAP financial measures because certain information is dependent on future events, some of which are outside the control of NortonLifeLock. Moreover, estimating such U.S. GAAP financial measures with the required precision necessary to provide a meaningful reconciliation is extremely difficult and could not be accomplished without unreasonable effort.

No Profit Forecasts or Estimates

No statement in this presentation is intended as, or is to be construed as, a profit forecast or estimate for any period and no statement in this presentation should be interpreted to mean that earnings or earnings per ordinary share, for NortonLifeLock or Avast, respectively for the current or future financial years would necessarily match or exceed the historical published earnings or earnings per ordinary share for NortonLifeLock or Avast, respectively.

Quantified Financial Benefits Statement

Statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to in this presentation (the "the Quantified Financial Benefits Statement") may not be achieved, may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. No statement in the Quantified Financial Benefits Statement, or this presentation generally, should be construed as a profit forecast or interpreted to mean that the combined company's earnings in the first full year following the combination, or in any subsequent period, would necessarily match or be greater than or be less than those of Avast and/or NortonLifeLock for the relevant preceding financial period or any other period. For the purposes of Rule 28 of the Takeover Code, the Quantified Financial Benefits Statement contained in this presentation is the responsibility of NortonLifeLock and the NortonLifeLock Directors.

Publication on Website

A copy of this presentation will be made available (subject to certain restrictions relating to persons resident in Restricted Jurisdictions) on NortonLifeLock's website (at https://investor.nortonlifelock.com/) and on Avast's website (at https://investors.avast.com/) by no later than 12 noon London time on the business day following the date of this presentation. Neither the contents of these websites nor the content of any other website accessible from hyperlinks on such websites is incorporated into, or forms part of, this presentation.

Copyright © 2021 NortonLifeLock + Avast. All rights reserved.

23

Quantified Financial Benefits Statement

This presentation contains statements of estimated cost savings and synergies arising from the Merger (together, the "Quantified Financial Benefits Statement").

A copy of the Quantified Financial Benefits Statement is set out below:

"Given the complementary nature of both NortonLifeLock and Avast, the NortonLifeLock Directors believe that the Merger will generate synergies that could not be achieved independently of the Merger and will lead to significant long-term value creation for all shareholders.

Significant recurring cost synergies opportunity

NortonLifeLock anticipates that the Merger will result in recurring annual pre-tax gross cost synergies for the Combined Company to reach a run-rate of approximately USD 280 million, representing between approximately 15% and 20% of combined adjusted cost of sales and operating spend, based on the latest full year reported results for each of NortonLifeLock and Avast. The synergies are expected to be fully realised by the end of the second year following completion of the Merger.

NortonLifeLock intends to approach integration with the aim of retaining and motivating the best talent and structure across the Combined Company to create a best-in-class organisation. The expected sources of the identified cost synergies are as follows:

- *Organisation: approximately 50% of the total annual run-rate pre-tax gross cost synergies are expected to be generated through the adoption of shared best practice across existing functions and the reduction of duplicate roles across all geographies, and from a broad range of job categories, including management, shared services, product and commercial functions;*
- *Systems & Infrastructure operating costs: approximately 25% of the total annual run-rate pre-tax gross cost synergies are expected to be realised through migration onto a common data and security platform, integration of systems, and shared technology and analytics infrastructure; and*
- *Contracts & Shared Services: approximately 25% of the total annual run-rate pre-tax gross cost synergies are expected to be generated primarily from site rationalisation, procurement and vendor consolidation, and spend de-duplication.*

NortonLifeLock expects to realise approximately 60% of the run-rate cost savings by the end of the first full year following completion of the Merger and 100% by the end of the second full year following completion of the Merger, excluding any potential synergy reinvestment and associated benefits. On a reported basis, the synergies assume the Combined Company expects to benefit from approximately USD 75 million of cost savings in the first full year following completion of the Merger, approximately USD 245 million of cost savings in the second full year following completion of the Merger, and the full USD 280 million of the cost savings in the third full year following completion of the Merger, excluding any potential synergy reinvestment and associated benefits.

One-off costs

In order to realise these synergies, NortonLifeLock is expected to incur one-off restructuring and integration costs of approximately one year's run-rate pre-tax cost savings, or USD 280 million, with approximately USD 180 million estimated to be incurred in the first full year following completion of the Merger and approximately USD 100 million estimated to be incurred in the second full year following completion of the Merger. Aside from integration costs, no material dis-benefits are expected to arise in connection with the Merger. The expected synergies will accrue as a direct result of the Merger and would not be achieved on a standalone basis.

The paragraphs above relating to expected cost synergies constitute a "Quantified Financial Benefits Statement" for the purposes of Rule 28 of the Code.

Given the strong strategic, cultural and operational fit of the two companies, NortonLifeLock believes that the quantified cost synergies are readily achievable.

NortonLifeLock expects to achieve the quantified cost synergies while maintaining appropriate investment levels in sales and technology to meet the Combined Company's growth targets and other objectives.

The estimated cost synergies referred to above reflect both the beneficial elements and the relevant costs."

Further information on the bases of belief supporting the Quantified Financial Benefits Statement, including the principal assumptions and sources of information, is set out below.

Copyright © 2021 NortonLifeLock + Avast. All rights reserved.
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Copyright © 2021 NortonLifeLock + Avast. All rights reserved. 25 Bases of belief and principal assumptions In preparing the Quantified Financial Benefits Statement, a synergy working group comprising senior strategy, operations, tec hni cal, sales and financial personnel from NortonLifeLock (the “Working Group”) was established to identify, challenge and quantify the potential synergies available from the integration of the NortonLifeLock and Avast businesses, and to undertake an initial planning exercise. In preparing the detailed synergy plan, both NortonLifeLock and Avast have shared certain operating and financial information to support the evaluation of the potential synergies available from t he Merger and have conducted a series of virtual meetings with the key management personnel of both NortonLifeLock and Avast . This has included input from both the NortonLifeLock and Avast executive leadership teams. Based on the information shared and interactions with Avast , the Working Group has performed a bottom - up analysis of costs included in the NortonLifeLock and Avast financial information and has sought to include in the synergy analysis those costs which the Working Group believe will be either optimized or reduced as a resul t o f the Merger. In circumstances where the information provided by Avast has been limited for commercial or other reasons, the Working Group has made estimates and assumptions to aid its development of ind ividual synergy initiatives. The assessment and quantification of the potential synergies have in turn been informed by NortonLifeLock management’s industry experience as well as their experience of executing and integrating acquisitions in the past. The baseline used as the basis for the Quantified Financial Benefits Statement is NortonLifeLock’s adjusted cost base for the financial year ended 2 April 2021, supported where relevant by certain information from NortonLifeLock’s budgeted cost base for the financial year ending 1 April 2022, and Avast’s adjusted cost base for the financial year ended 31 December 2020, supported where relevant by certain information from Avast’s budgeted cost base for the financial year ending 31 December 2021. The quantified synergies are incremental to NortonLifeLock’s and, to the best of NortonLifeLock’s knowledge, Avast’s existing plans. In general, the synergy assumptions have in turn been risk adjusted, exercising a degree of prudence in the calculation of th e e stimated synergy benefit set out above. In arriving at the estimate of synergies set out in the Quantified Financial Benefits Statement, the NortonLifeLock management has made the following assumptions: • regarding organisational savings: • savings will be possible by removing duplicate resource through the roll - out of the revised operating model; • the Combined Company will be able to standardise and roll - out best practice systems and procedures, to generate efficiency and e nable headcount reductions; and • no restrictions or delays will arise as a result of industrial relations or employment agreements that significantly affect t he realisation of savings by removing duplicate resource; • there will be no material impact on the underlying operations of either company or their ability to continue to conduct their bu sinesses, including as a result of, or in connection with, the integration of the Avast Group and the NortonLifeLock Group; • the Combined Company’s product offering generates at least the same level of total revenues as the Avast Group’s and NortonLifeLock Group’s offerings currently generate; • procurement savings can be realised through rationalising suppliers and renegotiating supplier terms; • there will be no material change to macroeconomic, political, regulatory, legal or tax conditions in the markets or regions i n w hich NortonLifeLock and Avast operate that will materially impact the implementation of, or costs to achieve, the expected cost savings; • there will be no material divestments from the existing businesses of either NortonLifeLock or Avast ; • there will be no material change in current foreign exchange rates; and • there will be no business disruptions that materially affect either company, including natural disasters, acts of terrorism, cyb er - attacks and/or technological issues or supply chain disruptions. Reports As required by Rule 28.1(a) of the Code, Deloitte, as reporting accountants to NortonLifeLock, and Evercore, as financial adv ise r to NortonLifeLock, have provided the reports required under that Rule. Copies of these reports are included in Part B and Part C of Appendix 4 to the announcement made by NortonLifeLock and Avast on 10 August 2021 pursuant to Rule 2.7 of the Code. Each of Deloitte and Evercore has given and not withdrawn its consent to the publication of its report in that announcement in the form and contex t i n which it is included. Notes 1. The Quantified Financial Benefits Statement relates to future actions and circumstances which, by their nature, involve risks , u ncertainties and contingencies. In addition, due to the scale of the Combined Company, there may be additional changes to the Combined Company’s operations. As a result, the estimated synergies referred to may not be achieved, or may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. 2. The Quantified Financial Benefits Statement should not be construed as a profit forecast or interpreted to mean that NortonLifeLock’s earnings in the first full year following the Effective Date, or in any subsequent period, will necessarily match or be greater than or be less than those of NortonLifeLock or Avast for the relevant preceding financial period or any other period. 3. For the purposes of Rule 28 of the Code, the Quantified Financial Benefits Statement is the responsibility of NortonLifeLock and the NortonLifeLock Directors. Quantified Financial Benefits Statement (cont’d)

Social Media Posts

LinkedIn

Today we announced an agreement to merge with [@]Avast. Learn more here.

https://investor.nortonlifelock.com/About/Investors/Potential-Offer-for-Avast-PLC/default.aspx

Forward-Looking Statements

This communication (including information incorporated herein by reference) contains certain forward-looking statements. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “aim”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. Forward-looking statements include statements relating to the following: (i) future capital expenditures, expenses, revenues, economic performance, financial conditions, dividend policy, losses and future prospects, (ii) business and management strategies and the expansion and growth of the operations of the Company or Avast, and (iii) the effects of government regulation on the business of the Company or Avast. There are many factors which could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such factors include the possibility that the Merger will not be completed on a timely basis or at all, whether due to the failure to satisfy the conditions of the Merger (including approvals or clearances from regulatory and other agencies and bodies) or otherwise, general business and economic conditions globally, industry trends, competition, changes in government and other regulation, changes in political and economic stability, disruptions in business operations due to reorganization activities, interest rate and currency fluctuations, the inability of the enlarged group to realize successfully any anticipated synergy benefits when (and if) the Merger is implemented, the inability of the enlarged group to integrate successfully the Company’s and Avast’s operations when (and if) the Merger is implemented and the enlarged group incurring and/or experiencing unanticipated costs and/or delays or difficulties relating to the Merger when (and if) it is implemented. Additional information concerning these and other risk factors is contained in the Risk Factors sections of the Company’s most recent reports on Form 10-K and Form 10-Q, the contents of which are not incorporated by reference into, nor do they form part of, this communication.

These forward-looking statements are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks, as well as uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this Schedule 14A. All subsequent oral or written forward-looking statements attributable to the Company, Avast or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. The Company does not assume any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law, regulation or stock exchange rules.

No Offer or Solicitation

The information contained in this communication is for information purposes only and not intended to and does not constitute, or form any part of, an offer to sell or the solicitation of an offer to subscribe for an invitation to subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Merger or otherwise, nor shall there be any sale, issuance, subscription or transfer of securities in any jurisdiction in contravention of applicable law or regulation. In particular, this Schedule 14A is not an offer of securities for sale in the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued as part of the Merger are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. The Merger will be made solely by means of the scheme document to be published by Avast in due course, or (if applicable) pursuant to an offer document to be published by the Company, which (as applicable) would contain the full terms and conditions of the Merger. Any decision in respect of, or other response to, the Merger, should be made only on the basis of the information contained in such document(s). As explained below, if the Company ultimately seeks to implement the Merger by way of a takeover offer, that offer will be made in compliance with applicable US laws and regulations.

Important additional information will be filed with the SEC

In connection with the Merger, the Company is expected to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE SCHEME DOCUMENT AND/OR OFFER DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Company’s shareholders and investors will be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document, and other relevant documents filed with the SEC (when available) from the SEC’s website at http://www.sec.gov. Company shareholders and investors will also be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document, and other relevant documents (when available) by directing a written request to the Company, 60 E. Rio Salado Parkway Suite 1000, Tempe, AZ 85281 (Attention: Investor Relations), or from the Company’s website at https://investor.nortonlifelock.com.

Participants in the solicitation

The Company and certain of its directors and executive officers and employees may be considered participants in the solicitation of proxies from the shareholders of the Company in respect of the Merger contemplated by the scheme document and/or offer document (as referred to above). Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the Company in connection with the proposed Merger, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the scheme document or offer document (as applicable) when it is filed with the SEC. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended April 2, 2021 filed with the SEC.

Joint CEO Video for Employees

NortonLifeLock CEO

Hello everyone! I’m Vincent Pilette.

Avast CEO

And I’m Ondřej Vlček.

NortonLifeLock CEO

Ondřej and I are delighted to announce that NortonLifeLock and Avast have reached an agreement to merge in a transaction that will lead and accelerate the transformation of consumer Cyber Safety. The transaction will deliver substantial benefits to consumers, shareholders and all stakeholders.

Avast is a leading global cybersecurity provider, offering a variety of products to empower digital citizens with a safer online experience. Over time, Ondřej and I have built a strong relationship as peers in this industry often discussing its growth and its evolution. Today, most people’s day-to- day lives are indistinguishable from their digital lives, driving a critical need for Cyber Safety – a term that used to mean antivirus software on your devices, but has evolved to include platforms and solutions to protect and manage your privacy and your identity above core security.

Through my conversations with Ondřej, it became clear that we share a common vision to protect and empower people to live their digital lives safely…or what Ondřej calls empowering digital freedom for everyone. We began to see how NortonLifeLock’s strength in identity and Avast’s strength in privacy could help us achieve our shared vision, and ultimately transform and evolve Cyber Safety for the benefits of all consumers–for the benefits of everyone.

The key strategic and financial benefits of this merger are obvious.

•	We will be creating a broad and complementary product portfolio, beyond core security and toward adjacent trust-based solutions;

•	We will be strengthening our geographic diversification and expanding into the SOHO and VSB segments;

•	We will be unlocking significant value through synergies and reinvestment capacity to accelerate innovation and growth, bringing together two strong and highly experienced consumer-focused teams.

The combined company will have over 500 million users, including approximately 40 million direct customers globally, generating approximately $3.5 billion in revenue. The scale and strength of the cyber safety platform will drive innovation and adoption of adjacent trust-based solutions.

Avast CEO

Yes Vincent! And to me, it is incredibly exciting to come to this point and have the opportunity to combine our two companies. Because when I think about this deal, what I see is two strong and highly experienced teams that are eager to tackle the large, ever-evolving, global problem of cyber criminality – and that global strength of our combined company is going to be a real strategic asset. This will be supported by our dual headquarters in Prague, Czech Republic and Tempe, Arizona, United States.

But, even more importantly, NortonLifeLock and Avast share more than just a complementary business opportunity. What I find really compelling is that we also share common cultures and values. I mean, both companies have established histories of innovation and excellence and have a shared purpose of empowering digital safety for people around the world – and we are absolutely going to continue with this focus.

The technical expertise of our teams, and our commitment to innovation will be the backbone of our future business and will provide a differentiated approach to addressing the increase in threats, the sophistication and volume of attacks that the world is experiencing, and allow us to capture the incremental opportunities ahead of us.

From a product and technology perspective, the combination is really powerful. Out of the box, together, we will have greater scale in threat visibility, a geographically distributed cloud data platform and some really advanced AI-based automation capabilities. And because of that, we will be able to offer a market-leading suite of solutions to millions of individuals and families globally.

This transaction is a true testament to the success of both the NortonLifeLock and Avast teams as separate companies – and a reflection of your hard work and dedication as team members.

NortonLifeLock CEO

Ondřej you said it perfectly – it’s our commitment to innovation and our similar values that brought us together and will be the foundation of our future success.

We are very confident that this combination will bring value to consumers worldwide and help us continue to accelerate our vision of protecting and empowering people to live their digital lives safely.

With regards to employees, the combined company will draw on the broad expertise and harness the talent in both businesses, and we believe there will be significant opportunities for personal and professional growth as part of this more diverse global organization.

Of course there will be a lot of changes over time, however, it’s important to remember that nothing will happen until this transaction closes, which is currently expected to be mid next year. We are excited to bring you along on this journey and are committed to keeping you informed and communicating more details as progress is made over the next coming weeks and months.

Avast CEO

Even though we’re obviously very early in the process and are not in a position to formulate a comprehensive plan yet, what I can say right now is that we intend to take a 'best of both' approach to integration.

Through our well-established brands, greater geographic diversification and access to a larger global user base, the combined company will be poised to access the significant growth opportunities that exist worldwide. Importantly, our talented teams will more effectively innovate and develop enhanced solutions and services, with improved capabilities from access to superior data insights.

This ‘best of both’ approach starts at the very top. Following the completion of the transaction, Vincent will serve as CEO of the combined company and I will join as President. We will work closely together on all aspects of the integration to ensure this combination reflects the best of both organizations and is positioned for long-term success.

NortonLifeLock CEO

Absolutely! And we are also excited to tell you that we will be working on a new name for our combined company which will reveal the new strategy in how we approach making Cyber Safety available to everyone. We will make the process fun and we will find something very meaningful in line with our vision.

A lot of effort has already gone into pre-planning, and the integration planning process will occur in a thoughtful and phased approach. Our goal here is to maintain a high level of business continuity and service delivery to our customers throughout the entire process.

That said, it’s important to note again that today’s announcement is just the first step in this process. Until the transaction closes, we are required and should continue to operate as two separate companies, while staying laser focused on delivering value to our respective customers.

Avast CEO

And while it will of course take hard work and commitment for this combination to occur, I look forward to joining forces with NortonLifeLock and taking this next step in our journey. The bad guys never sleep, and I can’t wait to start this new chapter, and start building some amazing things together!

NortonLifeLock CEO

This truly is a huge milestone for both companies and it’s just the beginning of a new chapter. We’re really thrilled to take this ride with all of you.

Avast CEO

Thank you so much.

Forward-Looking Statements

This communication (including information incorporated herein by reference) contains certain forward-looking statements. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “aim”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. Forward-looking statements include statements relating to the following: (i) future capital expenditures, expenses, revenues, economic performance, financial conditions, dividend policy, losses and future prospects, (ii) business and management strategies and the expansion and growth of the operations of the Company or Avast, and (iii) the effects of government regulation on the business of the Company or Avast. There are many factors which could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such factors include the possibility that the Merger will not be completed on a timely basis or at all, whether due to the failure to satisfy the conditions of the Merger (including approvals or clearances from regulatory and other agencies and bodies) or otherwise, general business and economic conditions globally, industry trends, competition, changes in government and other regulation, changes in political and economic stability, disruptions in business operations due to reorganization activities, interest rate and currency fluctuations, the inability of the enlarged group to realize successfully any anticipated synergy benefits when (and if) the Merger is implemented, the inability of the enlarged group to integrate successfully the Company’s and Avast’s operations when (and if) the Merger is implemented and the enlarged group incurring and/or experiencing unanticipated costs and/or delays or difficulties relating to the Merger when (and if) it is implemented. Additional information concerning these and other risk factors is contained in the Risk Factors sections of the Company’s most recent reports on Form 10-K and Form 10-Q, the contents of which are not incorporated by reference into, nor do they form part of, this communication.

These forward-looking statements are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks, as well as uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this Schedule 14A. All subsequent oral or written forward-looking statements attributable to the Company, Avast or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. The Company does not assume any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law, regulation or stock exchange rules.

No Offer or Solicitation

The information contained in this communication is for information purposes only and not intended to and does not constitute, or form any part of, an offer to sell or the solicitation of an offer to subscribe for an invitation to subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Merger or otherwise, nor shall there be any sale, issuance, subscription or transfer of securities in any jurisdiction in contravention of applicable law or regulation. In particular, this Schedule 14A is not an offer of securities for sale in the United States. No offer of securities shall be made in the United States absent registration under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued as part of the Merger are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. The Merger will be made solely by means of the scheme document to be published by Avast in due course, or (if applicable) pursuant to an offer document to be published by the Company, which (as applicable) would contain the full terms and conditions of the Merger. Any decision in respect of, or other response to, the Merger, should be made only on the basis of the information contained in such document(s). As explained below, if the Company ultimately seeks to implement the Merger by way of a takeover offer, that offer will be made in compliance with applicable US laws and regulations.

Important additional information will be filed with the SEC

In connection with the Merger, the Company is expected to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE SCHEME DOCUMENT AND/OR OFFER DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Company’s shareholders and investors will be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document, and other relevant documents filed with the SEC (when available) from the SEC’s website at http://www.sec.gov. Company shareholders and investors will also be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document, and other relevant documents (when available) by directing a written request to the Company, 60 E. Rio Salado Parkway Suite 1000, Tempe, AZ 85281 (Attention: Investor Relations), or from the Company’s website at https://investor.nortonlifelock.com.

Participants in the solicitation

The Company and certain of its directors and executive officers and employees may be considered participants in the solicitation of proxies from the shareholders of the Company in respect of the Merger contemplated by the scheme document and/or offer document (as referred to above). Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the Company in connection with the proposed Merger, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the scheme document or offer document (as applicable) when it is filed with the SEC. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended April 2, 2021 filed with the SEC.